UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2009

Home Solutions of America, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-31711	99-0273889
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1340 Poydras Street, Suite 1800, New Orleans, Louisiana	70112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (504) 562-5700

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2009, Home Solutions of America, Inc. (the Company) and Frank J. Fradella (Fradella), the former CEO of the Company and Chairman of the Board of Directors, finalized the terms of Fradella’s separation from the Company in the form of the Separation Agreement which is filed in its entirety as exhibit 10.1. Pursuant to the Separation Agreement, Fradella’s employment agreement was terminated effective as of the date of his March 31, 2009 resignation, Fradella took over payments on certain fixed assets pursuant to which he had made personal guarantees and the Company agreed to cover Fradella’s family under its healthcare plan for a period of up to six months. The Company also agreed to pay Fradella’s legal fees with respect to actions brought against him while he was an officer and Chairman of the Board of Directors. There was no cash payment paid to Fradella as part of the Separation Agreement.

On May 4, 2009 Frank J. Fradella tendered his resignation as a member of the Board of Directors. At the time of his resignation, Mr. Fradella had no disagreements with the Company. As of the date of this filing, no replacement has been named.

FORWARD LOOKING STATEMENTS
This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as “may,” “will,” “can” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “seek,” “estimate,” “continue,” “plan,” “point to,” “project,” “predict,” “could,” “intend,” “target,” “potential,” and other similar words and expressions of the future. Forward-looking statements may not be realized due to a variety of factors, including, without limitation, future economic, competitive and market conditions, regulatory framework, and future business decisions, and the other factors referenced in our Annual Report on Form 10-K for the year ended December 31, 2006, which contains a list of specific risk factors that could cause actual results to differ materially from those indicated by our forward-looking statements made in this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Separation agreement between Home Solutions of America, Inc. and Frank J. Fradella which is filed pursuant to Item 5.02

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Home Solutions of America, Inc.
By:	/s/ Patrick McGeeney

Patrick McGeeney
Acting Chairman of the Board of Directors

Dated: May 13, 2009

Exhibit Index

10.1 Separation agreement between Home Solutions of America, Inc. and Frank J. Fradella which is filed pursuant to Item 5.02